SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INVESTMENT TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

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February 25, 2003

Dear Shareholder:

Your fund and certain other funds within the Scudder Funds Complex are holding shareholder meetings at which shareholders will be asked to approve new advisory and sub-advisory agreements.

On September 27, 2002, Deutsche Bank AG (‘Deutsche Bank’) agreed to sell the portion of its investment management business that focuses on index products to Northern Trust Investments, Inc. (‘NTI’), a subsidiary of Northern Trust Corporation. The sale was completed on January 31, 2003. As part of this sale, many of Deutsche Bank’s investment professionals with expertise in index strategies have become employees of NTI. We are therefore proposing that you approve NTI as a sub-advisor to the Equity 500 Index Portfolio (the ‘Portfolio’), the fund into which your fund invests its assets. Deutsche Asset Management, Inc. (‘DeAM’), a wholly-owned subsidiary of Deutsche Bank, would continue to serve as investment advisor and administrator to the Portfolio and would supervise the services provided by NTI. Your fund would incur no additional cost as a result of this change.

In addition, we are asking you to approve a new advisory agreement between the Portfolio and DeAM. The new advisory agreement would contain a specific provision allowing DeAM to delegate its advisory duties to an unaffiliated sub-advisor. The new advisory agreement is otherwise substantially identical to the Portfolio’s current advisory agreement.

For your convenience, we’ve provided a question and answer section that gives a brief overview of these proposals. The enclosed proxy statement provides additional detail. Please read these materials carefully.

Your fund’s Board of Trustees, including all of the Independent Trustees, unanimously recommends that you vote in favor of each proposal. In addition, please be assured that approval of the proposals would not affect:

•	The number of shares you own or the value of those shares.

•	The investment objective or policies of your fund or the Portfolio.

•	The advisory fees paid by your fund or the Portfolio. (NTI’s sub-advisory fees would be paid by DeAM.)

To vote, simply complete the enclosed proxy card—be sure to sign and date it—and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time by voting over the Internet or by telephone as described on your proxy card.

Your vote is very important to us. If we do not hear from you, our proxy solicitor may contact you. Thank you for your response and for your continued investment.

Respectfully,

William Glavin,

President,

Investment Trust

The attached proxy statement contains more detailed information about the proposals. Please read it carefully.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management Investment Services Ltd., and Scudder Trust Company.

Q&A

Q: What is the purpose of this proxy solicitation?

A: Your fund invests substantially all of its assets into the Equity 500 Index Portfolio (the ‘Portfolio’), another mutual fund managed by Deutsche Asset Management, Inc. (‘DeAM’).

The purpose of this proxy solicitation is to ask you:

■	to approve an investment sub-advisory agreement for the Portfolio between DeAM and Northern Trust Investments, Inc. (‘NTI’); and

■	to approve a new investment advisory agreement between the Portfolio and DeAM.

Q: Why am I being asked to approve a new sub-advisory agreement?

A: On September 27, 2002, Deutsche Bank AG, the parent company of DeAM, entered into an agreement with Northern Trust Corporation (‘Northern Trust’) under which Deutsche Bank agreed to sell the portion of its business that focuses on index-related products to NTI, a subsidiary of Northern Trust. The transaction was completed on January 31, 2003.

As part of this transaction, many of DeAM’s investment professionals with expertise in the type of index strategies used by the Portfolio became employees of NTI, and DeAM has agreed that it will not provide these types of services following the closing of the transaction (DeAM temporarily will continue to provide advisory services to the Portfolio under the current advisory agreement until shareholders approve the new sub-advisory agreement). As a result, the Portfolio needs to hire another organization to provide investment advisory services.

The portfolio managers currently managing the Portfolio are among those who have become employees of NTI. DeAM and NTI have advised your fund’s Board of Trustees that if the sub-advisory agreement is approved, these same individuals would continue to be responsible for the management of the Portfolio at NTI and would continue to use substantially the same investment process. Accordingly, DeAM has recommended that NTI be hired as a sub-advisor for the Portfolio and the Boards of the Portfolio and your fund agreed.

Q&A continued

Q: Why am I being asked to approve a new advisory agreement?

A: The new advisory agreement will contain a specific provision allowing DeAM to delegate some or all of its duties under the advisory agreement to an unaffiliated sub-advisor such as NTI, but is otherwise substantially identical to the current advisory agreement. This change would facilitate the appointment of NTI as sub-advisor for the Portfolio if shareholders approve the new sub-advisory agreement with NTI.

Q: Will the investment advisor to the Portfolio remain the same?

A: Yes. Under the proposed new advisory agreement, DeAM will remain the advisor to the Portfolio. If the proposed advisory and sub-advisory agreements are approved, DeAM will supervise the sub-advisory services provided to the Portfolio by NTI to ensure that shareholders continue to receive the same quality of advisory services.

Q: Will the investment advisor to my fund remain the same?

A: Yes. Your fund is currently managed by Deutsche Investment Management Americas Inc. (‘DeIM’), an affiliate of DeAM. No change is being proposed in that arrangement.

Q: Will my investment advisory fees remain the same? Is anything else changing?

A: The investment advisory fee rate charged by DeAM to the Portfolio will remain the same. The fees proposed to be paid to NTI for its sub-advisory services to the Portfolio will be paid by DeAM, not by the Portfolio. Also, as noted above, no change is being proposed for the advisory arrangements of your fund. In addition, approval of the proposals will not affect your fund’s or the Portfolio’s investment objective or policies, or the number of shares you own or the value of those shares.

Q: What does my fund’s Board of Trustees recommend?

A: The Board of Trustees of your fund and the Board of Trustees of the Portfolio, including all of the “Independent Trustees” (those who are not affiliated with DeAM) of each Board, recommend that shareholders of the fund vote ‘FOR’ the approval of the new advisory and sub-advisory agreements.

Each Board considered a number of factors in determining to recommend approval of the new advisory and sub-advisory agreements. The Boards considered that many of DeAM’s investment personnel with expertise employing the index strategies used to manage the Portfolio will become employees of NTI as part of Deutsche Bank’s agreement with Northern Trust. In this regard, each Board considered that the same portfolio managers currently managing the Portfolio are expected to continue managing

Q&A continued

the Portfolio at NTI and to continue using substantially the same investment process. The Boards also considered that the investment advisory and other fees paid by the fund and the Portfolio will not change as a result of implementing the new agreements.

Q: What happens if shareholders do not approve the proposals?

A: If the new advisory agreement and sub-advisory agreement for the Portfolio are not approved by shareholders, DeAM temporarily will continue to provide advisory services to the Portfolio under the current advisory agreement. However, Deutsche Bank’s agreement with Northern Trust effectively restricts DeAM’s ability to directly provide the investment management services required by the Portfolio on an ongoing basis. As a result, if shareholders do not approve the proposals, the Boards of Trustees of your fund and of the Portfolio will need to consider alternate arrangements for management of the Portfolio, or the investment of your fund’s assets.

Q: Will my fund pay for the proxy solicitation and legal costs associated with this solicitation?

A: No, DeAM will bear these costs.

Q: How can I vote?

A: You can vote in any one of the following ways:

■	Over the Internet or by telephone, following the instructions on the enclosed proxy card;

■	By mail, by signing the enclosed proxy card and returning it in the envelope provided; or

■	In person at the special meeting.

We encourage you to vote over the Internet or by telephone, as this will speed the recording of your vote and help to reduce solicitation costs.

Q: Whom should I call with questions?

A: Please call Georgeson Shareholder Communications, Inc. at 1-866-767-2075 with any additional questions about the proxy statement or the procedures to be followed to execute and deliver a proxy.

The attached proxy statement contains more detailed information about the proposals. Please read it carefully.

INVESTMENT TRUST

Scudder S&P 500 Index Fund

Two International Place

Boston, Massachusetts 02110-4103

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 31, 2003

A special meeting of shareholders of the Scudder S&P 500 Index Fund (the ‘Fund’), a series of Investment Trust (the ‘Trust’) will be held at the offices of Deutsche Asset Management, Two International Place, 13th Floor, Boston, Massachusetts 02110-4103 on March 31, 2003 at 4:00 p.m. (Eastern time) (the ‘Special Meeting’). The Trust is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts. The Trust is comprised of the Fund and several other series which are not addressed in the accompanying proxy statement (‘Proxy Statement’). The Fund operates as a feeder fund in a master-feeder fund arrangement with a corresponding master fund portfolio, Equity 500 Index Portfolio (the ‘Portfolio’), which has the same investment objective and policies as the Fund. The Fund seeks to achieve its investment objectives by investing all of its investable assets in the Portfolio. The Portfolio is organized as a registered open-end management investment company established as a trust under the laws of the State of New York. Pursuant to the Investment Company Act of 1940, as amended, as applicable to master-feeder arrangements, the Fund’s voting rights with respect to the Portfolio interests that it holds are passed through to the Fund’s own shareholders.

The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and more fully described under the corresponding proposals (the ‘Proposals’) in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL I:	To approve a new advisory agreement between the Portfolio and Deutsche Asset Management, Inc. (‘DeAM, Inc.’).

PROPOSAL II:	To approve an investment sub-advisory agreement for the Portfolio between DeAM, Inc. and Northern Trust Investments, Inc.

The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

The close of business on January 22, 2003 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

The Boards of Trustees of the Portfolio and of the Trust unanimously recommend that shareholders vote FOR the Proposals.

This notice and related proxy material are first being mailed to shareholders of the Fund on or about February 26, 2003. This proxy is being solicited on behalf of the Fund’s Board of Trustees.

By Order of the Board of Trustees,

John Millette, Secretary

Boston, Massachusetts

February 25, 2003

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN EACH ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS, INC. AT  1-866-767-2075.

YOUR VOTE IS IMPORTANT  NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted ‘FOR’ the approval of a new investment advisory agreement with Deutsche Asset Management, Inc.; ‘FOR’ the approval of an investment sub-advisory agreement between Deutsche Asset Management, Inc. and Northern Trust Investments, Inc.; and, in the discretion of the persons appointed as proxies, with respect to any other business that may properly arise at the special meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to mailing the paper proxy card, you may vote shares that are registered in your name, as well as shares held in ‘street name’ through a broker, via the internet or telephone.

See your proxy card for instructions for internet or telephone voting.

If we do not receive your voting instructions, our proxy solicitor, Georgeson Shareholder Communications, Inc., may contact you. Our proxy solicitor will remind you to vote your shares and will offer to record your vote over the phone if you choose to vote in that manner.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts:    Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts:    Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.  All Other Accounts:    The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o JohnB. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

INVESTMENT TRUST

Scudder S&P 500 Index Fund

Two International Place

Boston, Massachusetts 02110-4103

PROXY STATEMENT FOR THE SPECIAL MEETING  OF SHAREHOLDERS

March 31, 2003

This proxy statement (‘Proxy Statement’) is being furnished in connection with the solicitation of proxies by the Board of Trustees of Investment Trust (the ‘Trust’) with respect to its series, Scudder S&P 500 Index Fund1 (the ‘Fund’), for use at the special meeting of shareholders of the Trust to be held at the offices of Deutsche Asset Management, Two International Place, 13th Floor, Boston, Massachusetts 02110-4103 on March 31, 2003 at 4:00 p.m. (Eastern time) and at any adjournments thereof (the ‘Special Meeting’). This Proxy Statement and accompanying proxy card (‘Proxy’) are expected to be mailed to shareholders on or about February 26, 2003.

The Fund operates as a feeder fund in a master-feeder fund arrangement with a master fund, or portfolio, Equity 500 Index Portfolio (the ‘Portfolio’). The Portfolio is organized as a registered open-end management investment company established as a trust under the laws of the State of New York. The Fund seeks to achieve its investment objectives by investing all of its investable assets in the Portfolio, which has the same investment objectives and policies as the Fund.

For simplicity, actions are described in this Proxy Statement as being taken by the Fund, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the Fund. Some actions described as taken by or with respect to the Fund are actually actions to be taken by the Portfolio, in which the Fund invests all of its assets and on which the Fund votes as a shareholder. For the Fund, your vote and the vote of other shareholders of the Fund determines how the Fund will vote with respect to the Portfolio. See ‘Background.’

The Fund is comprised of two classes of shares, each with its own expense structure. However, since the proposals presented in this Proxy Statement (the ‘Proposals’) uniformly affect both classes, shareholders of each class will vote together as a single class, and each share, regardless of its class, has equal weight.

The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the meeting or any adjournments thereof:

PROPOSAL I:	To approve a new advisory agreement (the ‘New Advisory Agreement’) between the Portfolio and Deutsche Asset Management, Inc. (‘DeAM, Inc.’)

PROPOSAL II:	To approve an investment sub-advisory agreement (the ‘New Sub-Advisory Agreement’) for the Portfolio between DeAM, Inc. and Northern Trust Investments, Inc. (‘NTI’).

The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

[1]	The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of McGraw-Hill, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance.

VOTING INFORMATION

Notice of the Special Meeting and a Proxy accompany this Proxy Statement. In addition to solicitations made by mail, solicitations may also be made by telephone, through the internet or in person by officers or employees of the Fund and certain financial services firms and their representatives, who will receive no extra compensation for their services. All costs of solicitation will be borne by DeAM, Inc., the investment advisor for the Portfolio, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund’s shares, (c) payment to Georgeson Shareholder Communications, Inc. (‘Georgeson’), a proxy solicitation firm, for its services in soliciting Proxies and  (d) supplementary solicitations to submit Proxies. Georgeson has been engaged to assist in the solicitation of proxies for the Fund at an estimated total cost of $7,500. However, the exact cost will depend on the amount and types of services rendered. If the Fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted. A shareholder may revoke a Proxy voted by telephone or through the internet at any time prior to its exercise by  (a) attending the Special Meeting and voting his/her shares in person or (b) executing a superseding Proxy in the same manner as his/her original Proxy.

In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder’s instructions on each Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote,  other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

The most recent Annual Reports of the Fund, containing audited financial statements for the fiscal year ended December 31, 2002, as well as the most recent Semi-Annual Reports succeeding the Annual Reports of the Fund (each, a ‘Report’), have previously been furnished to the Fund’s shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Trust c/o Scudder Investments, 222 South Riverside Plaza, Chicago, Illinois, 60606 or by calling 1-800-253-2277 (Class AARP) or 1-800-728-3337 (Class S). Reports for Class AARP and Class S shares are also available on the Scudder Investments website at www.aarp.scudder.com (Class AARP) or www.myScudder.com (Class S), respectively, or at the Securities and Exchange Commission’s (the ‘Commission’) website at www.sec.gov.

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If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of the Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted ‘FOR’ the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the Trust’s secretary (the ‘Secretary’). To be effective, such revocation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

Deutsche Bank Trust Company Americas (formerly Bankers Trust Company) (‘Deutsche Bank Trust’) may vote any shares in accounts as to which Deutsche Bank Trust has voting authority which are not otherwise represented in person or by proxy at the Special Meeting. Accordingly, for each Proposal and for any other matter that may properly come before the Special Meeting, if Deutsche Bank Trust votes shares of the Fund over which it has voting discretion, it will do so in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries.

In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. A shareholder vote may be taken on one or more of the Proposals or on any other matter that may properly come before the Special Meeting, prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. The persons named as proxies will vote those Proxies that they are entitled to vote “FOR” any Proposal in favor of an adjournment and will vote those Proxies required to be voted “AGAINST” any such Proposal against any adjournment. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of, for the Trust, one-third of the outstanding shares of the Trust entitled to vote at the Special Meeting, i.e., for purposes of the Proposals, one-third of the outstanding shares of the Fund. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker ‘non-votes’ (that is, Proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See ‘Vote Required’ for a further discussion of abstentions and broker non-votes.)

Shareholders of record at the close of business on January 22, 2003 (the ‘Record Date’) are entitled to notice of, and to vote at, the Special Meeting. The number of

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shares of each class of the Fund that were issued and outstanding as of the Record Date are set forth in Exhibit A to this Proxy Statement.

In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the internet):

•	indicate your instructions on the Proxy;

•	date and sign the Proxy; and

•	mail the Proxy promptly in the enclosed envelope.

Instructions for voting by telephone or through the internet are included on the Proxy enclosed with this Proxy Statement.

Beneficial Ownership of Shares of the Fund

Exhibit B to this Proxy Statement sets forth information as of the Record Date regarding the beneficial ownership of the Fund’s shares by the only persons known by the Fund to beneficially own more than 5% of the outstanding shares of the Fund. Collectively, the Trustees and executive officers of the Trust own less than 1% of the Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Exhibit B. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

Background

Trust, Portfolio and Fund Structure.    The Trust is an open-end management investment company, organized as a business trust under the laws of the Commonwealth of Massachusetts. As indicated earlier, the Portfolio is a registered open-end management investment company established as a trust under the laws of the State of New York. DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to the Portfolio pursuant to the terms of an investment advisory agreement (the ‘Current Advisory Agreement’). Pursuant to the Current Advisory Agreement, DeAM, Inc. currently supervises and assists in the management of the assets of the Portfolio and furnishes the Portfolio with research, statistical, advisory and managerial services. DeAM, Inc. pays the ordinary office expenses of the Portfolio and the Fund and the compensation of all officers and executive employees of the Portfolio and the Fund and all Trustees who are affiliated with DeAM, Inc. If the New Advisory Agreement and New Sub-Advisory Agreement are approved, DeAM, Inc. will also supervise the provision of sub-advisory services to the Portfolio by NTI.

Master-Feeder Structure.    As indicated earlier, the Fund operates as a feeder fund in a master-feeder fund arrangement with the Portfolio. The Fund seeks to achieve its investment objectives by investing all of its investable assets in the Portfolio, which has the same investment objective and policies as the Fund. The Portfolio invests directly in

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investment securities and other investments. Pursuant to the applicable requirements of the Investment Company Act of 1940, as amended (the ‘1940 Act’), the Fund’s voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund’s own shareholders. The Current Advisory Agreement is, and the New Advisory Agreement and New Sub-Advisory Agreement will be, entered into directly with the Portfolio.

Information About the Transaction.    On September 27, 2002, Deutsche Bank AG (‘Deutsche Bank’) and NTI entered into an agreement whereby Deutsche Bank would sell its global passive equity, enhanced equity and passive fixed income businesses to NTI. Deutsche Bank determined to sell its passive investment business in order to focus on active investment management. The sale to NTI encompasses all of Scudder Investment’s passive investment business in the Americas, Europe and the Far East. The sale was completed on January 31, 2003 (the “Closing Date”).

This sale and certain other matters pertaining thereto was completed pursuant to the terms of the Amended and Restated Sale and Purchase Agreement, dated as of the Closing Date, among Deutsche Bank, The Northern Trust Company (solely for purposes of its guarantee of payment and performance of NTI’s obligations under the Amended and Restated Sale and Purchase Agreement and certain other ancillary agreements) and NTI (the “Sale and Purchase Agreement”), a Transition Services and Set-up Agreement, dated as of the Closing Date, between Deutsche Bank, on behalf of itself and certain of its affiliates (the “DB Group”) and NTI (the “Transition Services Agreement”), and a Preferred Provider Agreement, dated as of the Closing Date, between Deutsche Bank, on behalf of itself and the DB Group and NTI (the “Preferred Provider Agreement”).

The Transition Services Agreement.    Pursuant to the terms of the Transition Services Agreement, Deutsche Bank and NTI have agreed, among other things, that, for that period of time beginning on the Closing Date and ending as of the execution of the New Sub-Advisory Agreement, the investment advisory personnel who currently provide services to the Portfolio under the Current Advisory Agreement, and who became employees of NTI on the Closing Date, will be made available to DeAM, Inc. in order to assist DeAM, Inc. in fulfilling its management obligations to the Portfolio pursuant to the Current Advisory Agreement. Upon the execution of the New Sub-Advisory Agreement, the terms of the Transition Services Agreement relating to these employees will terminate and these individuals will remain employees of NTI and are anticipated to continue to provide services to the Portfolio under the New Sub-Advisory Agreement.

Preferred Provider Agreement.    Subject to any required approvals of a board of directors or trustees or shareholders, or other applicable legal or fiduciary obligations of any member of the DB Group, and subject to certain exceptions, for a period of five years from the Closing Date NTI will be the preferred provider for Deutsche Bank and the DB Group over other third party providers for the provision of services including, but not limited to, those proposed to be provided to the Portfolio under the New Advisory Agreement and the New Sub-Advisory Agreement. The Preferred Provider Agreement provides that, to the extent consistent with its fiduciary duties and applicable law, any Deutsche Bank entity serving as advisor to a registered investment company will recommend to the board of directors or trustees of such registered investment company that NTI serve as sub-advisor with respect to any global passive equity, enhanced equity and passive fixed income investment management and investment advisory products and services, and similar services provided to such registered investment company.

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Sale and Purchase Agreement—Non-compete Provision.    The Sale and Purchase Agreement provides in part that, for five years after the Closing Date, Deutsche Bank will not, and will not permit any person or entity that it controls, including DeAM, Inc., to, directly or indirectly, provide certain investment management services, including the passive index management services provided to the Portfolio under the Current Advisory Agreement and proposed to be provided by NTI under the New Sub-Advisory Agreement, absent certain exceptions, or solicit the members of the passive index management team who currently provide services to the Portfolio under the Current Advisory Agreement and who are now employees of NTI (the “Non-compete Provision”). However, the Sale and Purchase Agreement further provides, in part, that, notwithstanding the Non-compete Provision, DeAM, Inc. may continue to serve as investment advisor for certain funds (including the Fund) for which NTI serves as sub-advisor pursuant to a sub-advisory agreement (including the New Sub-Advisory Agreement). Thus, if shareholders approve Proposal II, DeAM, Inc. will continue to serve as investment advisor to the Fund and will supervise the provision of sub-advisory services to the Fund by NTI. DeAM, Inc. has confirmed that the Non-compete Provision does not and would not prevent the Fund from terminating the New Sub-Advisory Agreement with NTI (or terminating a sub-advisory agreement with any future sub-advisor). In such an event, DeAM, Inc. could continue as advisor to the Fund and recommend to the Fund’s Board of Trustees that the Board consider approval of a sub-advisory agreement with another prospective sub-advisor.

For information about Northern Trust Corporation (‘Northern Trust’), the parent company of NTI, and NTI, see ‘The Proposed Sub-Advisor’ under Proposal II.

Other Information.    On April 5, 2002, Deutsche Bank acquired 100% of  US-based asset manager Zurich Scudder Investments (‘Scudder’). Scudder became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. (‘DeIM’). The combined organization is, as of December 31, 2001, the fourth largest asset manager in the world, with approximately $742 billion in assets under management as of September 30, 2002. Effective August 19, 2002, the Deutsche Asset Management funds were combined with the Scudder family of funds under the Scudder Investments brand. The Deutsche Asset Management family of funds and the Scudder funds have been integrated into a single fund complex, the Scudder Investments family of funds, with the investment operations of Scudder becoming part of an integrated global investment operation serving Deutsche Asset Management’s clients worldwide.

Also on April 5, 2002, the Fund entered into an investment management agreement with DeIM. Pursuant to this investment management agreement, DeIM acts as manager to the Fund and monitors the Fund’s investments in the Portfolio, subject to the authority and supervision of the Board of Trustees of the Fund. DeIM receives no fees for providing these services.

On July 30, 2002, the shareholders of the Fund (and the Portfolio) approved the Current Advisory Agreement with the Portfolio in order to provide DeAM, Inc. with maximum flexibility to utilize Deutsche Asset Management’s global organization by authorizing it, to the extent permissible by law and subject to further approval by the applicable Board of Trustees, to appoint certain affiliates as sub-advisors. The Current Advisory Agreement had been approved, subject to shareholder approval, by the Boards of Trustees of the Fund and the Portfolio at a meeting held on June 7, 2002.

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Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that an investment advisor of a registered investment company or any of its affiliated persons may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such investment advisor, which results in the assignment of an investment advisory contract with the investment company, as long as two conditions are satisfied.

First, during the three (3) year period immediately following the transaction, at least 75% of the members of the Board of Directors must not be ‘interested persons’ of the current or successor advisor within the meaning of the 1940 Act. At least 75% of the current members of the Boards are not ‘interested persons’ of DeAM, Inc. or NTI.

Second, no ‘unfair burden’ may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term ‘unfair burden’ includes any arrangement during the two (2) year period after the change in control whereby the investment advisor (or predecessor or successor advisor), or any ‘interested person’ (as defined in the 1940 Act) of such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services).

As described above, Deutsche Bank has sold its passive investment management businesses to NTI. While DeAM, Inc. did not assign its Current Advisory Agreement with the Portfolio to NTI in connection with this sale, it is proposing to delegate extensive responsibilities with respect thereto to NTI as provided for in the New Sub-Advisory Agreement. Accordingly, the Sale and Purchase Agreement provides that Deutsche Bank will use its reasonable best efforts to ensure the satisfaction of the conditions set forth in Section 15(f) of the 1940 Act, including the requirement that no ‘unfair burden’ (as defined in Section 15(f)(1)(B) of the 1940 Act) be imposed on the Portfolio. Further, pursuant to the Sale and Purchase Agreement, NTI has agreed (a) for a period of three years after the Closing Date, not to recommend or advise the Board of Trustees of the Portfolio to change its composition such that less than 75% of the Board of Trustees of the Portfolio are not ‘interested persons’ of DeAM, Inc. or NTI and (b) for a period of two years after the Closing Date, not to itself impose upon the Portfolio an ‘unfair burden’ as a result of the transactions contemplated by the agreement between Deutsche Bank and NTI, or any terms, conditions or understandings applicable thereto, whether express or implied. However, nothing in the Sale and Purchase Agreement requires NTI to accept or receive less than the sub-advisory fee to be paid to NTI by DeAM, Inc. pursuant to the New Sub-Advisory Agreement, or to waive or reimburse any such fees.

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PROPOSAL I

APPROVAL OF A NEW ADVISORY AGREEMENT

The New Advisory Agreement would contain a specific provision authorizing DeAM, Inc., subject to approval by shareholders of the Portfolio of a sub-advisory agreement with the proposed sub-advisor, to delegate some or all of its duties under the New Advisory Agreement to non-affiliated sub-advisors, such as NTI. The New Advisory Agreement is otherwise identical to the Current Advisory Agreement in all material respects. See ‘The New Advisory Agreement.’

The Advisory Agreements

The Current Advisory Agreement.    DeAM, Inc. currently serves as investment advisor to the Portfolio (as discussed earlier) pursuant to the Current Advisory Agreement. The Current Advisory Agreement was initially approved by the Boards of the Portfolio and the Trust, including a majority of those members of the Boards of the Portfolio or the Trust, respectively, who are not ‘interested persons’ (as defined in the 1940 Act) of the Trust, the Portfolio or DeAM, Inc. (the ‘Independent Trustees’) and was approved by the shareholders of the Portfolio on July 30, 2002.

If the New Advisory Agreement and New Sub-Advisory Agreement are approved, DeAM, Inc. will continue to serve as investment advisor to the Portfolio pursuant to the New Advisory Agreement. However, it will delegate many of its duties under the New Advisory Agreement to NTI and will supervise the provision of sub-advisory services to the Portfolio by NTI.

Exhibit C to this Proxy Statement lists: (i) the date of the Current Advisory Agreement; and (ii) the most recent date on which the Current Advisory Agreement was approved by the Portfolio’s and Fund’s Trustees, including a majority of the Independent Trustees of the Portfolio and Fund, and the Fund’s and Portfolio’s shareholders.

The New Advisory Agreement.    If approved, the New Advisory Agreement will remain in effect for an initial term ending September 30, 2003 (unless sooner terminated), and will remain in effect from year to year thereafter if approved annually by (1) the Portfolio’s Board of Trustees or by the vote of a majority of the outstanding voting securities’ (as defined in the 1940 Act; see ‘Vote Required’ below) of the Portfolio and (2) a majority of the Independent Trustees of the Portfolio who are not parties to such agreement, cast in person at a meeting called for such purpose.

The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit D. The discussion of the New Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit D. The New Advisory Agreement would contain a specific provision authorizing DeAM, Inc., subject to approval by shareholders of the Portfolio of a sub-advisory agreement with the proposed sub-advisor, to delegate some or all of its duties under the New Advisory Agreement to a non-affiliated sub-advisor. The New Advisory Agreement is otherwise identical to the Current Advisory Agreement except for the dates of execution, effectiveness and initial term. In the event of a delegation, DeAM, Inc. will continue to supervise the services provided by NTI (or any future sub-advisor(s)) and any such delegation will not relieve DeAM, Inc. of its obligations under the New Advisory Agreement, including, without limitation, its obligation to ensure that the Portfolio’s assets are managed in accordance with the New Advisory Agreement.

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The investment advisory fee rate proposed to be charged to the Portfolio under the New Advisory Agreement is the same as that charged under the Current Advisory Agreement.

The advisory fee rate paid to DeAM, Inc. under the Current Advisory Agreement and the advisory fee paid by the Portfolio for the most recent fiscal year is set forth in Exhibit E to this Proxy Statement.

Management of the Portfolio

The Advisor.    Under the supervision of the Board, DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to the Portfolio. As investment advisor, DeAM, Inc. currently makes the Portfolio’s investment decisions. It buys and sells securities for the Portfolio and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also currently responsible for selecting brokers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. If the New Advisory Agreement and the New Sub-Advisory Agreement are approved, DeAM, Inc. will supervise the provision of sub-advisory services to the Portfolio and the Fund by NTI.

In addition to providing investment advisory services to the Portfolio, DeAM, Inc. serves as investment advisor to 73 other investment companies. As of September 30, 2002, DeAM, Inc. had approximately $85 billion of assets under management. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank.

See Exhibit G to this Proxy Statement for a list of those investment companies that DeAM, Inc. advises or subadvises that have investment objectives similar to those of the Portfolio, together with information regarding the fees charged to those companies.

The principal occupations of each director and principal executive officer of DeAM, Inc. are set forth in Exhibit H to this Proxy Statement. Each officer and director of the Fund who is an officer, employee, director or shareholder of DeAM, Inc. is also listed in Exhibit H. The principal business address of each director and principal executive officer as it relates to his or her duties at DeAM, Inc. is 280 Park Avenue, New York, NY 10017.

Administrator, Transfer Agent, Custodian and Distributor.    Pursuant to an administrative services agreement, DeIM provides or pays others to provide substantially all of the administrative services provided to the Fund (other than those provided by DeIM under its investment management agreement with the Fund). Investment Company Capital Corporation (‘ICCC’) provides administrative services to the Portfolio. ICCC’s address is c/o Scudder Investments, One South Street Baltimore, MD 21202. Scudder Investment Services Corporation (‘SISvC’) is the transfer and dividend paying agent for the Fund. State Street Bank & Trust (‘State Street’) serves as custodian for the Fund and Deutsche Bank Trust serves as custodian for the Portfolio. Scudder Distributors, Inc. (‘SDI’) serves as the distributor of the Fund’s shares pursuant to a distribution agreement. SDI’s address is 222 South Riverside Plaza, Chicago, Illinois 60606. It is expected that these services will continue to be provided by the same

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service providers after approval of the New Advisory Agreement and the New Sub-Advisory Agreement. Exhibit E sets forth the fees paid (a) to DeIM and ICCC for administrative services provided to the Fund and the Portfolio, respectively, during the most recent fiscal year, (b) to SISvC for its services during the most recent fiscal year and (c) to SDI for its services for the most recent fiscal year.

Deutsche Bank.    Deutsche Bank, Aktiengesellschaft, Taunusalage 12, D-60262, Frankfurt am Main, Federal Republic of Germany, is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

For a discussion of the deliberations of the Boards in determining to approve the New Advisory Agreement, see Proposal II.

PROPOSAL II

APPROVAL OF A SUB-ADVISORY AGREEMENT

The New Sub-Advisory Agreement

You are being asked to approve the appointment of NTI as sub-advisor for the Portfolio pursuant to the terms of the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit F. A description of the New Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit F.

Under the terms of the proposed New Sub-Advisory Agreement, NTI agrees, subject to the supervision and control of DeAM, Inc. and the Board of Trustees of the Portfolio, to provide the Portfolio with investment advice and investment management services concerning the investments of the Portfolio. NTI will, among other things, (a) determine what securities will be purchased, held, sold or reinvested by the Portfolio and what portion of the Portfolio’s assets shall be held uninvested in cash and cash equivalents; (b) make its officers and employees available to meet with the officers of DeAM, Inc. and the Portfolio’s officers and Trustees on due notice to review the investments and investment program of the Portfolio in the light of current and prospective economic and market conditions; (c) from time to time as the Board of Trustees of the Portfolio or DeAM, Inc. may reasonably request, furnish to DeAM, Inc. and the Portfolio’s officers and Trustees reports on portfolio transactions and reports on issuers of securities held by the Portfolio; (d) provide advice and assistance to DeAM, Inc. as to the determination of the value of securities held or to be acquired by the Portfolio for valuation purposes; (e) maintain all accounts, books and records of the Portfolio required of an investment advisor of a registered investment company pursuant to the 1940 Act and the rules and regulations thereunder, and preserve such records for the periods and in the manner prescribed under the 1940 Act and the rules and regulations thereunder; (f) maintain and enforce adequate security procedures with respect to all materials, records,

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documents and data relating to any of its responsibilities pursuant to the New Sub-Advisory Agreement, including all means for the effecting of securities transactions; (g) permit DeAM, Inc., the Portfolio’s officers and the Portfolio’s independent public accountants to inspect and audit such records pertaining to the Portfolio at reasonable times during normal business hours upon due notice; and (h) vote, pursuant to procedures described to the Board of Trustees of the Portfolio, all proxies solicited by or with respect to issuers of securities in which the assets of the Portfolio may be invested from time to time.

If the New Sub-Advisory Agreement is approved, NTI’s fees will be paid by DeAM, Inc. The investment advisory fee rate charged to the Portfolio under the Current Advisory Agreement and the proposed New Advisory Agreement is not proposed to be changed.

Generally.    If approved, the New Sub-Advisory Agreement will remain in effect for an initial term ending September 30, 2003 (unless sooner terminated), and will remain in effect from year to year thereafter if approved annually by (1) the Portfolio’s Board of Trustees or by the vote of a ‘majority of the outstanding voting securities’ (as defined in the 1940 Act; see ‘Vote Required’ below) of the Portfolio and (2) a majority of the Independent Trustees of the Portfolio who are not parties to such agreement, cast in person at a meeting called for such purpose. The New Sub-Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by DeAM, Inc. or the Portfolio’s Board of Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio or upon 120 days’ written notice by NTI to DeAM, Inc. and the Portfolio.

If shareholders approve the New Sub-Advisory Agreement, NTI will be paid a fee by DeAM, Inc. for its services rendered to the Portfolio pursuant to the New Sub-Advisory Agreement from DeAM, Inc.’s advisory fee. The amount payable will be computed daily and paid monthly, and will be equal, initially, on an annualized basis, to a percentage of the Portfolio’s net assets, as set forth in Exhibit A to the Form of New Sub-Advisory Agreement, set out in Exhibit F to this proxy statement. For purposes of this computation, the value of the Portfolio’s net assets will be computed as required by the 1940 Act, the method used to compute net assets for purposes of computing DeAM, Inc.’s fee under the Current Advisory Agreement and the New Advisory Agreement, and any procedures approved by the Board of Trustees for the computation of the value of the net assets of the Portfolio.

Subsequently, at such time as DeAM, Inc. may determine, the fee to be paid NTI for its services rendered to the Portfolio pursuant to the New Sub-Advisory Agreement will be based on aggregate assets covered by and the fee rate described in Exhibit A to the Form of New Sub-Advisory Agreement, set out in Exhibit F to this Proxy Statement. This fee (and the fee paid to NTI pursuant to other similar sub-advisory agreements between NTI and DeAM, Inc. or an advisory organization affiliated with DeAM, Inc.) is subject to modification of that amount by the parties to such New Sub-Advisory Agreement, based upon the following considerations: that any fee charged by NTI commencing no earlier than 24 months after the date of the New Sub-Advisory Agreement (a) will be no greater than those which NTI charges to any of its other clients receiving substantially similar sub-advisory, advisory or management services with substantially similar levels of assets under management and (b) will be competitive with the aggregate fees customarily charged by leading investment advisors that compete in the particular investment management market for substantially similar sub-advisory,

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advisory or management services with substantially similar levels of assets under management. Any modification of the fee will be further subject to approval by the Board of Trustees.

In no event will the amount of the sub-advisory fee paid to NTI by DeAM, Inc. be in excess of the amount paid by the Portfolio to DeAM, Inc. The sub-advisory fee rate to be paid to NTI pursuant to the immediately preceding paragraph will not exceed the initial sub-advisory fee rate to be paid to NTI unless the Board of Trustees so approves. In any event, the sub-advisory fee will be paid by DeAM, Inc., and not the Portfolio.

NTI is obligated to pay certain expenses associated with providing the services contemplated by the New Sub-Advisory Agreement. Pursuant to the New Sub-Advisory Agreement, NTI’s fee will be payable solely by DeAM, Inc. The Portfolio will have no responsibility for the sub-advisory fees payable to NTI. The services of NTI are not deemed to be exclusive and nothing in the New Sub-Advisory Agreement prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities.

Under the New Sub-Advisory Agreement, NTI will not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on the recommendation of NTI, if such recommendation is made in good faith; provided that nothing therein shall be construed to protect NTI against any liability to DeAM, Inc., the Portfolio or to its shareholders to which NTI could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of NTI’s reckless disregard of its obligations and duties under the New Sub-Advisory Agreement. However, DeAM, Inc. will continue to supervise the services provided by NTI (or any future sub-advisor(s)) and any such delegation will not relieve DeAM, Inc. of its obligations under the New Advisory Agreement including, without limitation, its obligation to ensure that the Portfolio’s assets are managed in accordance with the Fund’s prospectus, as contemplated by the New Advisory Agreement.

Since the Fund invests all of its investable assets in the Portfolio, portfolio transactions occur at the Portfolio level only. Subject to the provisions of the New Sub-Advisory Agreement and absent instructions from DeAM, Inc. or the Portfolio, as investment sub-advisor NTI will have full discretionary authority to place orders for the purchase and sale of securities for the account of the Portfolio with such brokers and dealers as it may select. In the selection of brokers or dealers and the placing of orders, NTI will seek for the Portfolio at all times the most favorable best execution and net price available. In assessing the best execution and net price available for any transaction, NTI will consider all factors it deems relevant including, without limitation, the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, the quality of research provided and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis.

Pursuant to the New Sub-Advisory Agreement, NTI will have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at higher commissions to the Portfolio than another broker may have charged, and NTI will be

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authorized to place orders for the purchase and sale of securities for the Portfolio with such brokers upon a good faith determination that the commission paid is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, subject to applicable laws and regulations and review and direction by DeAM, Inc. and the Board of Trustees of the Portfolio from time to time with respect to the extent and continuation of this practice. NTI will provide such information as DeAM, Inc. or the Board of Trustees of the Portfolio from time to time requests concerning the commissions paid by the Portfolio and research and other services provided to NTI by brokers executing transactions on behalf of the Portfolio. Further, under the terms of the New Sub-Advisory Agreement, DeAM, Inc. will have the right by written notice to identify securities that may not be purchased on behalf of the Portfolio and/or brokers and dealers through or with which portfolio transactions on behalf of the Portfolio may not be effected, including, without limitation, brokers or dealers affiliated with DeAM, Inc. NTI will refrain from purchasing such securities for the Portfolio or directing any portfolio transaction to any such broker or dealer on behalf of the Portfolio, unless and until the written approval of DeAM, Inc. or the Board of Trustees of the Portfolio, as the case may be, is obtained. In addition, NTI will not direct portfolio transactions for the Portfolio with or through NTI or any broker or dealer that is an ‘affiliated person’ of NTI (as defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) without the prior written approval of the Board of Trustees of the Portfolio and DeAM, Inc. and then only as permitted under the 1940 Act.

There were no affiliated brokerage transactions for the Portfolio during the Portfolio’s last fiscal year.

The Proposed Sub-Advisor.    NTI is a subsidiary of The Northern Trust Company. NTI is located at 50 South LaSalle Street, Chicago, IL 60675. NTI has managed accounts, including registered investment companies, designed to mirror the performance of the same indices as those the Fund seek to replicate.

NTI is an Illinois state chartered trust company and an investment advisor registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of September 30, 2002, NTI had approximately $126.4 billion of assets under management.

The Northern Trust Company is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust, a bank holding company.

Northern Trust, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of September 30, 2002, administered in various capacities approximately $1.44 trillion of assets, including approximately $293.2 billion of assets under discretionary management. As of such date, Northern Trust and its subsidiaries had approximately $39.7 billion in assets and $24.4 billion in deposits.

See Exhibit I to this Proxy Statement for a list of those investment companies that NTI advises or subadvises that have investment objectives similar to those of the Portfolio, together with information regarding the fees charged to those companies.

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The principal occupations of each director and principal executive officer of NTI are set forth in Exhibit J to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at NTI is 50 South LaSalle Street, Chicago, IL 60675.

If the New Advisory Agreement is approved by the shareholders, it would take effect as described above. If the New Advisory Agreement is not approved by the shareholders, the Boards of Trustees of the Fund and the Portfolio will consider what other action, if any, is appropriate based upon the interests of the shareholders.

If the New Sub-Advisory Agreement is approved by the shareholders, it would take effect as described above. If the New Sub-Advisory Agreement is not approved by the shareholders, the Boards of Trustees of the Fund and the Portfolio will consider what other action, if any, is appropriate based upon the interests of the shareholders, including consideration of an alternative sub-advisor.

Recommendation of the Boards

The Board of Trustees of the Portfolio.    At a meeting of the Board of Trustees of the Portfolio held on October 28-29, 2002 called for the purpose of, among other things, voting on approval of the New Advisory Agreement and the New Sub-Advisory Agreement, the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement and the New Sub-Advisory Agreement. In reaching this conclusion, the Board obtained from DeAM, Inc., Northern Trust and NTI such information as they deemed reasonably necessary to continue DeAM, Inc. as advisor to the Portfolio and to approve NTI as investment sub-advisor to the Portfolio. Representatives of DeAM, Inc. and NTI made detailed presentations at the meeting with respect to, among other factors, the organizational structure, operations, assets under management, asset management services, financial conditions, research capabilities, portfolio management approach and investment results of DeAM, Inc. and NTI, respectively. NTI’s presentation also included materials showing and explaining the correlation of the accounts and registered investment companies NTI manages with the same indices used by the Portfolio.

In determining to approve the New Advisory Agreement and the New Sub-Advisory Agreement and submit them to shareholders for approval, the Board considered a number of factors. The Board particularly considered that approval of the New Sub- Advisory Agreement would permit the Portfolio to continue to be managed by most of the same investment advisory personnel who currently provide services to the Portfolio under the Current Advisory Agreement, as these personnel will be employed by NTI after completion of the transaction. The Board considered that the investment objectives and policies of the Fund would not change and that the Fund would be managed using substantially the same investment process as is currently used.

The Board also considered a number of other factors including, among other things, the nature, scope and quality of services that DeAM, Inc. and NTI would likely provide to the Portfolio under the New Advisory Agreement and the New Sub-Advisory Agreement, respectively; that the advisory fee rates and other fees paid by the Portfolio would not change as a result of the implementation of the New Advisory Agreement and the New Sub-Advisory Agreement; the quality and depth of the personnel and organization of NTI and Northern Trust before and after the transaction; the capacities of DeAM, Inc. and NTI to perform their duties under the New Advisory Agreement and the New Sub-Advisory Agreement, respectively, and their commitment to continue to

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provide these services in the future; the financial standings of NTI and Northern Trust; and the experience and expertise of DeAM, Inc. and NTI as investment advisors, both in general, as reflected in their amounts of assets under management and in particular, with respect to NTI, with respect to its experience managing accounts and registered investment companies seeking to replicate the same indices as the Fund. The Board also considered that after the transaction NTI will be among the largest passive index managers in the U.S. In addition, the Board considered that continuing to maintain an advisory relationship with DeAM, Inc. as investment advisor to the Portfolio will ensure that the activities of NTI will be monitored by an organization with extensive experience in passive index investing.

With respect to the New Advisory Agreement, the Board also considered that the terms of the New Advisory Agreement would be identical to the terms of the Current Advisory Agreement (except for the dates of execution, effectiveness and initial term), except that the New Advisory Agreement would have a specific provisions authorizing DeAM, Inc. to delegate some or all of its advisory duties to an unaffiliated sub-advisor. The Board also considered that, pursuant to the New Advisory Agreement, DeAM, Inc. would supervise the sub-advisory duties of NTI and the delegation will not relieve DeAM, Inc. of its duties under the New Advisory Agreement.

The Board of Trustees of the Fund.    The Board of Trustees of the Fund, including all of the Independent Trustees, unanimously approved the New Advisory Agreement and the New Sub-Advisory Agreement at a meeting held on December 10, 2002. Prior to taking such action, DeAM, Inc., Northern Trust and NTI provided the Board with such information as the Board deemed reasonably necessary to consider and approve these agreements. Representatives of DeAM, Inc. and NTI made detailed presentations at a prior meeting of the Board with respect to, among other topics, the organizational structure, operations, assets under management, asset management services, financial conditions, research capabilities, portfolio management approach and investment results of DeAM, Inc. and NTI, respectively. NTI’s presentation also included materials showing and explaining the correlation of the accounts and registered investment companies NTI manages with the same index used by the Fund. Following these presentations, the Board requested and received additional information regarding the proposed arrangements.

The Board considered a number of factors in determining to approve the New Advisory Agreement and the New Sub-Advisory Agreement and to recommend that Fund shareholders approve these agreements. With respect to the New Sub-Advisory Agreement, one factor the Board considered was that many of DeAM, Inc.’s investment personnel with expertise in employing the index strategy pursued by the Fund would become employees of NTI as part of Deutsche Bank’s sale of its passive investment businesses to Northern Trust (see “Background – Information About the Transaction”). In this connection, DeAM, Inc. advised the Board that the Portfolio’s current portfolio managers were among those expected to become employees of NTI. DeAM, Inc. and NTI advised the Board that, if the New Sub-Advisory Agreement was approved, these same individuals would continue to be responsible for management of the Portfolio at NTI, and would continue to use substantially the same investment process. DeAM, Inc. also advised the Board that as a result of Deutsche Bank’s non-competition agreement with Northern Trust, DeAM, Inc. could no longer directly provide the type of investment management services required to manage the Portfolio. As a result, the Board considered that approval of the New Sub-Advisory Agreement would allow for substantial continuity of the Portfolio’s investment process, including the Portfolio’s current portfolio managers.

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The Board also considered a number of other factors including, among other things, the nature, scope and quality of services that DeAM, Inc. and NTI would likely provide to the Portfolio under the New Advisory Agreement and the New Sub-Advisory Agreement, respectively; that the advisory fee rates and other fees paid by the Fund and the Portfolio would not change as a result of the implementation of the New Advisory Agreement and the New Sub-Advisory Agreement; the quality and depth of the personnel and organization of NTI and Northern Trust before and after the transaction; the capacities of DeAM, Inc. and NTI to perform their duties under the New Advisory Agreement and the New Sub-Advisory Agreement, respectively, and their commitment to continue to provide these services in the future; the financial standings of NTI and Northern Trust; and the experience and expertise of DeAM, Inc. and NTI as investment advisors, both in general, as reflected in their amounts of assets under management and in particular, with respect to NTI, with respect to its experience managing accounts and registered investment companies seeking to replicate the same index as the Portfolio.

With respect to the New Advisory Agreement, the Board also considered that the terms of the New Advisory Agreement would be substantially identical to the terms of the Current Advisory Agreement, except that the New Advisory Agreement would contain a specific provision authorizing DeAM, Inc. to delegate some or all of its advisory duties to an unaffiliated sub-advisor. The Board also considered that, pursuant to the New Advisory Agreement, DeAM, Inc. would supervise the sub-advisory services provided by NTI and that the delegation of such services to NTI would not relieve DeAM, Inc. of its duties under the New Advisory Agreement (including, without limitation, its obligation to ensure that the Portfolio’s assets are managed in accordance with the Portfolio’s registration statement). The Board also considered, with respect to both the New Advisory Agreement and the New Sub-Advisory Agreement, the recommendations of the Board of Trustees of the Portfolio.

Therefore, after careful consideration, the Boards of Trustees, including the Independent Trustees of the Fund and the Portfolio, recommend that the shareholders of the Fund vote ‘FOR’ the approval of the New Advisory Agreement as set forth in Proposal I and the New Sub-Advisory Agreement as set forth in this Proposal II.

16

VOTE REQUIRED

In view of the master-feeder structure discussed earlier, approval of Proposal I with respect to the Portfolio’s New Advisory Agreement and Proposal II with respect to the Portfolio’s New Sub-Advisory Agreement each requires the affirmative vote of a ‘majority’ of the outstanding shares of those feeder funds participating as shareholders of the Portfolio and entitled to vote on the matter, i.e., in this instance, the Fund. ‘Majority’ (as defined in the 1940 Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the Portfolio present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio determined by reference to the shares outstanding of the various feeder funds entitled to vote on the matter. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposals I and II.

The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund’s meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

17

SHAREHOLDERS’ REQUEST FOR SPECIAL MEETING

Shareholders holding at least 10% of the Fund’s outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee of the Fund. Meetings of shareholders for any other purpose also shall be called by the Board of Trustees when requested in writing by shareholders holding at least 10% of the shares then outstanding.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS, INC. AT 1-866-767-2075.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, OR FOLLOW THE INSTRUCTIONS FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY.

By Order of the Board of Trustees,

John Millette,

Secretary

February 25, 2003

18

EXHIBIT A

SHARES OUTSTANDING AS OF RECORD DATE

Fund	Number of Shares Outstanding
Scudder S&P 500 Index Fund
Class AARP	26,429,414.220
Class S	20,678,330.230

A-1

EXHIBIT B

5% SHAREHOLDERS

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent Ownership of Outstanding Shares
Scudder Trust Company TTEE of the United News & Media 401K Plan Attn: Asset Recon P.O. Box 1757 Salem, NH 03079-1143	1,419,862.067	6.87%

B-1

EXHIBIT C

	Date of Current Advisory Agreement	Date Last Approved by the Fund’s
Fund (Fiscal Year)		Trustees	Shareholders*
Scudder S&P 500 Index Fund (12/31)	7/30/02	6/7/02	7/30/02

*
New advisory agreements were submitted for shareholder approval to allow for inclusion of a provision permitting DeAM, Inc. to appoint certain affiliates as sub-advisors, to the extent permitted by law and subject to Board approval.

C-1

Exhibit D

FORM OF INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made as of the      day of                         , 200   by and between [Trust Name], a [state of organization] (the “Trust”), and DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the “Advisor”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of several series of shares, each having its own investment policies;

WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide investment advisory services for the series listed in Exhibit A to this Agreement on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1.    Appointment of Investment Advisor.    The Trust hereby appoints the Advisor to act as the investment advisor of each series listed in Exhibit A to this Agreement (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with section 11, being herein referred to as “a Series”, and collectively as “the Series”). The Advisor shall manage a Series’ affairs and shall supervise all aspects of a Series’ operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising a Series’ assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

2.    Delivery of Documents.    The Trust has furnished the Advisor with copies properly certified or authenticated of each of the following:

(a)  The Trust’s Declaration of Trust, filed with the State of New York on March 27, 1993, and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the “Declaration of Trust”);

(b)  Resolutions of the Trust’s Board of Trustees and shareholders authorizing the appointment of the Advisor and approving this Agreement;

(c)  Each Series’ Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended (the “1940 Act”) (File No. 811-7774) as filed with the Securities and Exchange Commission (“SEC”) relating to the shares of the Trust and its series, and all amendments thereto; and

(d)  Each Series’ most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called “Prospectus”).

The Trust will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

The Advisor will provide the Trust with copies of its Form ADV, including all amendments thereto, as filed with the SEC.

3.    Duties of Investment Advisor.    In carrying out its obligations under Section 1 hereof, the Advisor shall:

(a)  supervise and manage all aspects of a Series’ operations, except for distribution services;

(b)  formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a Series;

(c)  provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Trust’s principal office;

(d)  obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in a Series’ portfolio;

(e)  determine which issuers and securities shall be represented in a Series’ portfolio and regularly report thereon to the Trust’s Board of Trustees; and

(f)  take all actions necessary to carry into effect a Series’ purchase and sale programs.

4.    Portfolio Transactions.    The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in a Series’ prospectus and statement of additional information. The Advisor will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series’ prospectus and statement of additional information.

Subject to the policies established by the Board in compliance with applicable law, the Advisor may direct DB Securities, Inc. (“DB Securities”) or any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to

DB Securities or any of its affiliates must be, as required by Rule 17e-1 under the 1940 Act, “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities . . . during a comparable period of time.” If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. DB Securities or any of its affiliates and the Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

The Trust on behalf of a Series will not deal with the Advisor or DB Securities or any of its affiliates in any transaction in which the Advisor or DB Securities or any of its affiliates acts as a principal with respect to any part of a Series’ order, except in compliance with rules of the SEC. If DB Securities or any of its affiliates is participating in an underwriting or selling group, a Series may not buy portfolio securities from the group except in accordance with policies established by the Board in compliance with rules of the SEC.

5.    Control by Board of Trustees.    Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of a Series pursuant thereto, shall at all times be subject to any applicable directives of the Board.

6.    Compliance with Applicable Requirements.    In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

(a)  all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

(b)  the provisions of the Registration Statement of the Trust on behalf of a Series under the 1933 Act and the 1940 Act;

(c)  the provisions of the Declaration of Trust;

(d) any other applicable provisions of state and federal law.

7.    Expenses.    The expenses connected with the Trust on behalf of a Series shall be allocable between the Trust and the Advisor as follows:

(a)  The Advisor shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the Advisor, to the extent that such officers may be required by the Trust on behalf of a Series for the proper conduct of its affairs.

(b)  The Trust assumes and shall pay or cause to be paid all other expenses of the Trust on behalf of a Series, including, without limitation: payments to the Trust’s distributor under the Trust’s plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of a Series’ cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers’ commissions chargeable to the Trust on behalf of a Series in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust’s shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Trust’s shares; charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and of independent certified public accountants, in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series’ or Trust’s operation unless otherwise explicitly provided herein.

8.    Delegation of Advisory Services.    With respect to any or all Series listed in Schedule A to this Agreement, and subject to the prior approval of a majority of the members of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, and, where required, the shareholders of the Series, the Advisor may, through a sub-advisory agreement or other arrangement, (1) delegate to a sub-adviser any or all of its duties enumerated in section 1 hereof and (2) delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, any or all of the Advisor’s duties enumerated in section 1 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity shall manage and the fees to be paid to such entity; provided, that with respect to the delegations, the Advisor shall continue to supervise the services provided by any such sub-adviser or any such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder (including without limitation the management of the Series’ assets in accordance with this Agreement).

9.    Compensation.    For the services to be rendered and the expenses assumed by the Advisor, the Trust shall pay to the Advisor monthly compensation in accordance with Exhibit A.

Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

In the event of termination of this Agreement, the advisory fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

In addition to the foregoing, the Advisor may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust on behalf of the Series for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Advisor. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

10.    Non-Exclusivity.    The services of the Advisor to the Trust on behalf of each Series are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

11.    Additional Series and Classes.    In the event that the Trust establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of shares or classes of shares, as the case may be, shall become Series and Classes under this Agreement upon approval of this Agreement by the Board with respect to the series of Shares or class of Shares and the execution of an amended Appendix A reflecting the applicable names and terms.

12.    Duration and Termination.    This Agreement shall remain in force with respect to the Trust on behalf of a Series until two years from             , 200  , and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series, subject to the right of the Trust and the Advisor to terminate this contract as provided in this Section 12; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder.

This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series on not less than 60 days’ written notice to the Advisor, or by the Advisor at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 12, the term “assignment” shall have the meaning as set forth in the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC.

13.    Limitation of Liability of the Advisor; Indemnification.

The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

14.    Notices.    Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Currently such addresses are as follows: if to the Trust, One South Street, Baltimore, Maryland 21202, if to the Advisor, 280 Park Avenue, New York, New York 10017.

15.    Severability.    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.    Entire Agreement.    This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, when applicable.

17.    Reports.    The Trust and the Advisor agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

18.    Certain Records.    Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Advisor on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

19.    Questions of Interpretation.    Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

20.    Counterparts.    This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]	[TRUST NAME]

Attest:	By:

Name:	Name:

Title:

[SEAL]	DEUTSCHE ASSET MANAGEMENT, INC.

Attest:	By:

Name:	Name:

Title:

EXHIBIT A

TO INVESTMENT ADVISORY AGREEMENT

MADE AS OF

BETWEEN

[Trust Name] AND DEUTSCHE ASSET MANAGEMENT, INC.

1. Portfolio	2. Investment Advisory Fee
Scudder S&P 500 Index Fund	0.050%

Exhibit E

ADVISORY FEES

DeAM, Inc. is paid a fee for its services under the Current Advisory Agreement, calculated daily and paid monthly, equal, on an annual basis, to 0.050% of average daily net assets.

For its investment advisory services to the Fund, DeAM, Inc. was paid $395,417 for the fiscal year ended December 31, 2002. DeAM, Inc. also waived $38,817 of its investment advisory fee for the fiscal year ended December 31, 2002. DeAM, Inc. has voluntarily agreed to waive some of its fees and/or reimburse some expenses. These waivers and reimbursements may be discontinued at any time.

ADMINISTRATIVE FEES

For its administrative services to the Fund, DeIM was paid $1,971,325 for the fiscal year ended December 31, 2002. DeIM pays administrative fees to ICCC, transfer and dividend paying agent fees to SISvC and distribution fees to SDI out of the fee paid to it for its services.

E-1

EXHIBIT F

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of the              day of            , 200_ by and among             , a Delaware corporation (the ‘Investment Adviser’), and Northern Trust Investments, Inc., an Illinois trust company (the ‘Subadviser’).

WHEREAS,              (the ‘Trust’) is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the ‘1940 Act’), and              (the ‘Fund’) is a series of the Trust;

WHEREAS, the Investment Adviser and the Subadviser are investment advisers registered under the Investment Advisers Act of 1940 (the ‘Advisers Act’);

WHEREAS, the Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement, dated             , 2003 with the Investment Adviser (the ‘Advisory Agreement’) pursuant to which the Investment Adviser has agreed to provide certain management services to the Fund;

WHEREAS, pursuant to the provisions of the Advisory Agreement, the Investment Adviser may delegate any or all of its portfolio management responsibilities under that agreement to one or more subadvisers;

WHEREAS, the Investment Adviser has selected the Subadviser to act as a sub-investment adviser of the Fund and to provide certain other services, as more fully set forth below, and the Subadviser is willing to act as such sub-investment adviser and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Investment Adviser, the Trust and the Subadviser agree as follows:

1.  Investment Advisory and Management Services.  Subject to and in accordance with the provisions hereof, the Investment Adviser hereby appoints the Subadviser to serve as sub-investment adviser to perform the various investment advisory and other services for the Fund set forth herein and, subject to the restrictions set forth herein, hereby delegates to the Subadviser the authority vested in the Investment Adviser pursuant to the Advisory Agreement to the extent necessary to enable the Subadviser to perform its obligations under this Agreement, and the Subadviser hereby accepts such appointment.

Subject to the supervision and control of the Investment Adviser and the Board of Trustees, the Subadviser will regularly provide the Fund with investment advice and investment management services concerning the investments of the Fund. The Subadviser will determine what securities shall be purchased, held, sold or reinvested by the Fund and what portion of the Fund’s assets shall be held uninvested in cash and cash equivalents, subject at all times to: (i) the provisions of the Trust’s Declaration of Trust and By-laws, (ii) the requirements of the 1940 Act, and the rules and regulations thereunder, (iii) the investment objectives, policies and restrictions applicable to the Fund (including, without limitation, the provisions of the Internal Revenue Code of 1986, as amended (the ‘Code’) applicable to regulated investment companies), as each of the same shall be from time to time in effect or set forth in the Fund’s Prospectus and Statement of Additional Information, and (iv) any other investment guidelines, policies or limitations the Board of Trustees or the Investment Adviser may from time to time establish and deliver in writing to the Subadviser.

To carry out such determinations the Subadviser will exercise full discretion, subject to the preceding paragraph, and act for the Fund in the same manner and with the same force and effect as the Trust might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Subadviser will also make its officers and employees available to meet with the officers of the Investment Adviser and the Trust’s officers and Trustees on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. In addition, the Subadviser shall, on the Subadviser’s own initiative, and as reasonably requested by the Investment Adviser, for itself and on behalf of the Fund, furnish to the Investment Adviser from time to time whatever information the Investment Adviser reasonably believes appropriate for this purpose. From time to time as the Board of Trustees of the Trust or the Investment Adviser may reasonably request, the Subadviser will furnish to the Investment Adviser and Trust’s officers and to each of its Trustees, at the Subadviser’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Trust or the Investment Adviser may reasonably request. In addition, the Subadviser shall provide advice and assistance to the Investment Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s current Prospectus or Statement of Additional Information.

The Subadviser shall maintain all accounts, books and records as required of an investment adviser of a registered investment company pursuant to the 1940 Act and the rules and regulations thereunder relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed by under the 1940 Act and the rules and regulations thereunder. The Subadviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of securities transactions. The Subadviser agrees that all such records are the property of the Trust, and will be surrendered to the Trust promptly upon request. The Subadviser shall permit the Investment Adviser, the Fund’s officers and its independent public accountants to inspect and audit such records pertaining to the Fund at reasonable times during normal business hours upon due notice.

In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Investment Adviser, shall have no authority to act for or represent any Fund or the Trust in any way or otherwise be deemed to be an agent of any Fund, the Trust or of the Investment Adviser. If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of the Fund, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. The Subadviser’s services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that the Subadviser may render investment advice, management and other services to others.

Subject to and in accordance with the provisions hereof and any direction of the Board of Trustees, the Subadviser shall vote, pursuant to procedures set forth and described to the Trustees, all proxies solicited by or with respect to issuers of securities in which the assets of the Fund may be invested from time to time.

2.  (a) Expenses.  The Subadviser will bear its own costs of performing its obligations under this Agreement, including, but not limited to, the following: all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund.

The Subadviser will not be responsible for expenses of the Investment Adviser or the Fund, including, but not limited to, the following: the Fund’s legal, auditing and accounting expenses; expenses of maintenance of the Fund’s books and records other than those required to be maintained by the Subadviser, including computation of the Fund’s daily net asset value per share and dividends; interest, taxes, governmental fees and membership dues incurred by the Fund; fees of the Fund’s custodians, transfer agents, registrars or other agents; expenses of preparing the Fund’s share certificates; expenses relating to the redemption or repurchase of the Fund’s shares; expenses of registering and qualifying Fund shares for sale under applicable federal and state laws; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to Fund investors (except that the Subadviser will be responsible for costs associated with reprints of or supplements to such documents necessitated solely by actions of the Subadviser, including, without limitation, a change of control of the Subadviser or any change in the portfolio manager or managers assigned by the Subadviser to manage the Fund); cost of Fund stationery; costs of Trustee, shareholder and other meetings of the Trust or Fund (except that the Subadviser will be responsible for costs associated with any shareholder meeting, proxy solicitation or proxy statement or information statement, in each case, to the extent necessitated by actions or events involving the Subadviser, including, without limitation, a change of control of the Subadviser); traveling expenses of officers, Trustees and employees of the Trust or Fund; fees of the Trust’s Trustees and salaries of any officers or employees of the Trust or Fund; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust or Fund and their officers and Trustees.

(b) Compensation of Subadviser. (i) Until such time as the Subadviser is paid pursuant to Section 2(b)(ii) of this Agreement, and during the period when this Agreement is in effect, as compensation for all investment advisory and management services to be rendered hereunder, the Investment Adviser will pay the Subadviser an annual subadvisory fee, paid monthly in arrears, as set forth on Schedule A to this Agreement. With respect to such subadvisory fee, the Fund shall be the following ‘Investment Type,’ as set forth on Schedule A:            .

For purposes of determining the applicable fees under this Section 2(b)(i), the assets under management being referred to in the column ‘Fee Tier Structure by Assets under Management’ of Schedule A shall refer to the average daily net assets of the Fund.

For purposes of this Section 2(b)(i), the value of net assets of the Fund shall be computed as required by the 1940 Act and in accordance with any procedures approved by the Board of Trustees for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares. On any day that the net asset value determination is suspended as specified in the Fund’s Prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined. The Investment Adviser represents to the Subadviser that, so long as the subadvisory fee is determined in accordance with this

Section 2(b), the same computation of net asset value shall be used in connection with determining the investment advisory fee of the Investment Adviser, and the Investment Adviser shall promptly notify the Subadviser in writing if the two computations of net asset value ever differ from each other.

(ii) (A) Notwithstanding anything to the contrary thereto in Section 2(b)(i), at such time as the Adviser determines, as compensation for all investment advisory and management services to be rendered hereunder during the period of time beginning as of the day and year first written above and ending twenty-four (24) months thereafter (such period being the ‘Initial Period of the Agreement’), the Adviser shall pay the Subadviser the annual subadvisory fee set forth on Schedule A to this Agreement. The subadvisory fee will be paid monthly in arrears. With respect to such fees, the Fund shall have the same ‘Investment Type’ as utilized in Section 2(b)(i) above.

For purposes of determining the applicable fees under this Section 2(b)(ii)(A), the assets under management being referred to in the column ‘Fee Tier Structure by Assets under Management’ of Schedule A shall refer to assets under management being calculated by aggregating the assets of the same Investment Type as the Fund for which the Subadviser provides investment management services to the ‘DB Group’ or the ‘Preferred Clients,’ each as defined below, pursuant to a subadvisory agreement substantially similar to this Agreement across all vehicles, structures, funds, etc. (including, without limitation, mutual funds, commingled funds and separately managed accounts) within the same Investment Type as the Fund.

(B) Following the Initial Period of the Agreement, the investment management fees paid by the Adviser to the Subadviser hereunder shall be, in the aggregate, (i) no greater than those which the Subadviser charges to any of its other clients for ‘Substantially Similar Mandates’ with ‘Substantially Similar Levels of Assets under Management,’ each as defined below, and (ii) competitive with the aggregate investment management fees customarily charged by leading investment advisers that compete in the particular investment management market for Substantially Similar Mandates with Substantially Similar Levels of Asset Under Management. Such fees shall be adjusted, beginning as of the first day following the Initial Period of the Agreement and thereafter as of each January 1, so as to comply with the immediately preceding sentence.

‘Substantially Similar Mandate’ means a mandate to provide to another client of a person or entity (other than an affiliate of such person or entity) investment management services that are substantially similar (including, for purposes of this definition, on the basis of index, particular category of client, type of investment vehicle, type and level of service, degree of customization and domicile) to, and with substantially similar service levels and performance objectives as, the investment advisory and management services provided hereunder.

The investment advisory and management services provided hereunder to the Fund shall have a ‘Substantially Similar Level of Assets Under Management’ as a mandate for another client of a person or entity (other than an affiliate of such person or entity) if either (a) the then aggregate Fair Market Value of assets of the Fund is substantially similar to or greater than the then aggregate Fair Market Value of assets under such mandate of such other client or (b) the then aggregate Fair Market Value of assets under all mandates for the Subadviser to provide passive equity, passive fixed income and enhanced equity investment management services for all Preferred Clients, is substantially similar to or greater than the then aggregate Fair Market Value of assets for all mandates for passive equity, passive fixed income and enhanced equity investment management services provided to such other client (other than the Preferred Clients) of such person or entity and such client’s affiliates. ‘Fair Market Value’ as used herein means the fair market value based on industry standards reasonably acceptable to the parties hereunder.

‘Preferred Client’ means (a) any person or entity that is a member of the ‘DB Group,’ i.e., Deutsche Bank AG and its affiliates, or a client of any member of the DB Group, for which the Subadviser begins to provide passive equity, passive fixed income or enhanced equity investment management services after January 31, 2003 and (b) any person who receives passive equity, passive fixed income or enhanced equity investment management services from the Subadviser pursuant to a subadvisory agreement substantially similar to this Agreement and to which a member of the DB Group is a party; provided that ‘Preferred Client’ shall not include a client of the DB Group (except a person or entity to the extent a party to, or otherwise covered by, a subadvisory agreement of the type described in clause (b)) whose annualized revenues are included in the purchase price paid by the Subadviser to Deutsche Bank AG in accordance with the Amended and Restated Sale and Purchase Agreement dated as of January 31, 2003.

(iii) The Fund shall have no responsibility to pay any investment management fee to the Subadviser pursuant to this Agreement, and the Subadviser’s fee shall be payable solely by the Investment Adviser from its fee as investment adviser. For any period less than a full fiscal month during which the payment of the annual fee to the Subadviser pursuant to this Section 2(b) is in effect, the fee shall be prorated according to the proportion which such period bears to a full fiscal month.

3.  Obligations of the Investment Adviser.

(a) The Investment Adviser shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Fund, cash requirements and cash available for investment in the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

(b) The Investment Adviser has furnished the Subadviser copies of the Fund’s Prospectus and Statement of Additional Information, provisions of the Trust’s Declaration of Trust and bylaws that are relevant to the services contemplated by this Agreement, and all investment guidelines, policies or limitations the Board of Trustees or the Investment Adviser has from time to time established that are applicable to the Fund, and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective.

4.  Brokerage Transactions.  Subject to the provisions of this Section 4 and absent instructions from the Investment Adviser or the Trust, the Subadviser will have full discretionary authority to place orders for the purchase and sale of securities for the account of the Fund with such brokers or dealers as it may select. In the selection of such brokers or dealers and the placing of such orders, the Subadviser is directed at all times to seek for the Fund the most favorable best execution and net price available. In assessing the best execution and net price available for any transaction, the Subadviser shall consider all factors its deems relevant, including without limitation, the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, the quality of research provided and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis.

It is also understood, however, that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at higher commissions to the Fund than another broker may have charged. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers upon a good faith determination that the commission paid is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, subject to applicable laws and regulations and review and direction by the Investment Adviser and the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice. The Subadviser shall provide such information as the Investment Adviser or the Trustees shall from time to time request concerning the commissions paid by the Fund and research and other services provided to the Subadviser by brokers executing transactions on behalf of the Fund.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Subadviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Subadviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Subadviser agrees that the Investment Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through or with which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Investment Adviser. The Subadviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Investment Adviser or the Board of Trustees, as the case may be, is so obtained. In addition, the Subadviser agrees that it shall not direct portfolio transactions for the Fund with or through the Subadviser or any broker or dealer that is an ‘affiliated person’ of the

Subadviser (as defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Board of Trustees and the Investment Adviser and then only as permitted under the 1940 Act.

In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Subadviser nor any of its affiliated persons, will act as a principal in connection with the purchase or sale of investment securities by the Fund, except as permitted by applicable law and with the express written consent of the Board of Trustees and the Investment Adviser.

The Subadviser will advise the Fund’s custodian on a prompt basis of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required.

5.  Standard of Care and Liability of Subadviser.  The Subadviser will not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Subadviser, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm, or corporation shall have been selected with due care and in good faith; but nothing herein contained will be construed to protect the Subadviser against any liability to the Investment Adviser, the Fund or its shareholders by reason of: (a) the Subadviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s Prospectus or Statement of Additional Information or any written guidelines, policies or instruction provided in writing by the Trust’s Board of Trustees or the Investment Adviser, (b) the Subadviser’s causing the Fund to fail to satisfy the diversification or source of income requirements of Subchapter M of the Code or (c) the Subadviser’s willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

6.  Term and Termination.  This Agreement shall remain in force until             , 200    , and from year to year thereafter, but only so long as such continuance, and the continuance of the Investment Adviser as investment adviser of the Fund, is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Subadviser or the Investment Adviser of the Fund, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be ‘specifically approved at least annually’ shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, upon 60 days’ written notice to the Subadviser, be terminated at any time without the payment of any penalty, (a) by the Fund, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, or (b) by the Investment Adviser. This Agreement may, upon 120 days written notice to the Trust and the Investment Adviser, be terminated at any time, without payment of any penalty, by the Subadviser. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement. The Investment Adviser agrees that it shall promptly notify the Subadviser in writing upon the termination of the Advisory Agreement In addition, the Investment Adviser shall have the right to terminate this Agreement upon immediate written notice if the Subadviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser. Upon the effective date of termination of this Agreement, the Subadviser shall deliver all books and records of the Trust and the Fund to such entity as the Trust may designate as a successor subadviser, or to the Investment Adviser. The provisions of Sections 5, 13, 14, 15, 16, 18 and 19 shall survive termination of this Agreement. In addition, the obligation to pay to the Subadviser any compensation earned by the Subadviser under this Agreement but not paid as of the termination of this Agreement shall survive termination of this Agreement.

7.  Interpretation of Terms; Captions.  In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act and the rules and regulations thereunder (including specifically the definitions of ‘interested person,’ ‘affiliated person,’ ‘assignment,’ ‘control’ and ‘vote of a majority of the outstanding voting securities’), shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Captions used herein are for reference only and shall not limit or otherwise affect the meaning of any provision of this Agreement.

8.  Registration Statement, Prospectus and Statement of Additional Information Concerning Subadviser; Compliance Procedures and Information.  The Subadviser has reviewed the most recent amendment to the Registration Statement of the Trust, relating to the Fund as filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the 1940 Act (File Nos.             ; 811-            ) and the current Prospectus and Statement of Additional Information relating to the Fund, and represents and warrants that with respect to disclosure about the Subadviser or information relating directly or indirectly to the Subadviser, such Registration Statement, Prospectus and Statement of Additional Information contain, on and after the effective date thereof, no untrue statement of any material fact and do not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser shall promptly provide such information as is necessary to enable the Trust to prepare and update the Trust’s Registration Statement (and any supplement thereto) and the Fund’s financial statements, and shall notify the Trust promptly in the event any information contained therein relating to the Subadviser or the Subadviser’s management of the Fund becomes inaccurate or incomplete under applicable law. The Subadviser understands that the Trust and the Investment Adviser will rely on such information in the preparation of the Trust’s Registration Statement and the Fund’s financial statements, and hereby covenants that any such information approved by the Subadviser expressly for use in such registration and/or financial statements shall be true and complete in all material respects.

The Subadviser and Investment Adviser each shall establish compliance procedures reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Code; the provisions of the Registration Statement; the governing documents of the Fund and other written policies, guidelines and instructions; and any other applicable provisions of state, federal or foreign law. The Subadviser shall provide to the Investment Adviser and/or the Trustees such information as it or they may reasonably request in order to review the adequacy of the Subadviser’s compliance procedures. The Investment Adviser shall provide to the Subadviser such information as the Subadviser may reasonably request in order to review the adequacy of the compliance procedures of the Investment Adviser.

The Subadviser and Investment Adviser each shall maintain and enforce a Code of Ethics which in form and substance is consistent with industry norms existing from time to time. The Subadviser and Investment Adviser each agree to report to the other party hereto any material violations of the Code of Ethics affecting the Fund of which its senior management becomes aware. The Subadviser shall promptly notify the Investment Adviser and the Trustees upon the adoption of any material change to its Code of Ethics and provide copies thereof to the Investment Adviser and the Trustees so that the Trustees, including a majority of the Trustees who are not interested persons of the Fund, may consider approval of such change promptly after its adoption by the Subadviser. The Subadviser shall also provide the Fund with a copy of any amendments to its Code of Ethics that do not represent a material change to such Code of Ethics. The Investment Adviser shall provide the Subadviser with a copy of any amendment to its Code of Ethics if such amendment concerns providing investment advisory services to the Fund.

9.  Insurance.  The Subadviser and Investment Adviser each shall maintain for the duration hereof, with an insurer acceptable to the other party hereto, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts reasonably acceptable to the other party hereto.

10.  Representations of the Investment Adviser.  The Investment Adviser represents, warrants and agrees that:

(i)	the Investment Adviser is a corporation duly incorporated under the laws of Delaware;

(ii)	the Investment Adviser is duly registered as an investment adviser under the Advisers Act;

(iii)	the Investment Adviser has been duly appointed by the Trustees and shareholders of the Fund to provide investment services to the Fund as contemplated by the Advisory Contract;

(iv)	the execution, delivery and performance of this Agreement are within the Investment Adviser’s powers, have been and remain duly authorized by all necessary action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Investment Adviser;

(v)	no consent of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

(vi)	this agreement constitutes a legal, valid and binding obligation enforceable against the Investment Adviser.

The Investment Adviser agrees to notify the Subadviser promptly and in writing in the event that any of the above ceases to be correct while this Agreement is in effect.

11.  Representations of the Subadviser.  The Subadviser represents, warrants and agrees that:

(i)	the Subadviser is a trust company established pursuant to the laws of Illinois;

(ii)	the Subadviser is duly registered as an investment adviser under the Advisers Act;

(iii)	the execution, delivery and performance of this Agreement are within the Subadviser’s powers, have been and remain duly authorized by all necessary action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Subadviser;

(iv)	no consent of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

(v)	this agreement constitutes a legal, valid and binding obligation enforceable against the Subadviser.

The Subadviser agrees to notify the Investment Adviser promptly and in writing in the event that any of the above ceases to be correct while this Agreement is in effect.

12. a.  Certain Covenants of the Subadviser.  The Subadviser will promptly notify the Trust and Investment Adviser in writing of the occurrence of any event which could have a material impact on the performance of its obligations pursuant to this Agreement, including without limitation:

(i)	the occurrence of any event which could disqualify the Subadviser from serving as an investment adviser of a registered investment company pursuant to the 1940 Act and the rules and regulations thereunder and the Advisers Act and the rules and regulations thereunder;

(ii)	any change in the Subadviser’s overall business activities that may have a material adverse affect on the Subadviser’s ability to perform under its obligations under this Agreement;

(iii)	any event that would constitute a change in control of the Subadviser or an assignment by the Subadviser of this Agreement;

(iv)	any change in the portfolio manager of the Fund; and

(v)	except to the extent prohibited by applicable law or order, the existence of any pending or threatened audit, investigation, complaint, examination or other inquiry relating to the Fund conducted by any state or federal governmental regulatory authority.

b. Certain Covenants of the Investment Adviser. The Investment Adviser will promptly notify the Subadviser in writing of the occurrence of any event which could have a material impact on the performance of its obligations to the Fund, including without limitation:

(i)	the occurrence of any event which could disqualify the Investment Adviser from serving as an investment adviser of a registered investment company pursuant to the 1940 Act and the rules and regulations thereunder and the Advisers Act and the rules and regulations thereunder;

(ii)	any change in the overall business activities of the Investment Adviser that may have a material adverse affect on its ability to perform investment advisory services to the Fund;

(iii)	any event that would constitute a change in control of the Investment Adviser or an assignment of the Advisory Agreement; and

(iv)	except to the extent prohibited by applicable law or order, the existence of any pending or threatened audit, investigation, complaint, examination or other inquiry relating to the Fund conducted by any state or federal governmental regulatory authority.

13.  Regulation.  Except to the extent prohibited by applicable law or order, the Subadviser agrees that it will immediately forward, upon receipt, to the Investment Adviser, for itself and as agent for the Fund, any correspondence from the Securities and Exchange Commission or other regulatory authority that relates to the Fund including routine regulatory examinations or inspections. Similarly, except to the extent prohibited by applicable law or order, the Investment Adviser agrees that it will immediately forward, upon receipt, to the Subadviser nay correspondence from the Securities and Exchange Commission or other regulatory authority that relates to the Fund, including routine regulatory examinations or inspections. Subject to Section 18 hereof, the Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may reasonably request or require pursuant to applicable laws and regulations, and shall cooperate with the Trust and the Investment Adviser in responding to requests or investigations of such regulatory or administrative bodies or any internal investigation conducted by the Trust or the Investment Adviser.

14.  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without giving effect to the choice of law principles thereof, except to the extent the laws of the State of Maryland are in conflict with U.S. federal law, in which event U.S. federal law will control.

15.  Entire Agreement; Amendments.  This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the Securities and Exchange Commission.

16.  Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.  Use of Name.  The Subadviser will not use the name of the Investment Adviser, the Trust or the Fund in any advertisement, sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Investment Adviser. Similarly, the Investment Adviser agrees that it will not use the name of the Subadviser in any advertisement, sales literature or other communication to the public except in accordance with such polices and procedures as shall be mutually agreed to in writing by the Investment Adviser and the Subadviser.

18.  Confidentiality.  Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto (unless such information is or becomes readily ascertainable from public or published information or trade sources) and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by the Securities and Exchange Commission, other regulatory body with applicable jurisdiction, or the Fund’s auditors, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

19.  Notices.  Any notice under this Agreement shall be delivered, mailed or faxed to the addresses or fax numbers set forth below, as the case may be, or such other address or number as any party may specify in writing to the others:

If to the Investment Adviser:

Name:	Deutsche Investment Management Americas Inc.
Address:
Attn:	President
Tel:
Fax:

If to the Subadviser:

Name:	Northern Trust Investments, Inc.
Address:	Chicago, Illinois 60675 50 South LaSalle Street
Attn:	Donald R. Pollak Senior Vice President
Tel:	(312) 444-7795
Fax:	(312) 444-4866

If delivered, such notices shall be deemed given upon receipt by the other party or parties. If mailed, such notices shall be deemed given seven (7) days after being mailed. If faxed, notices shall be deemed given on the next business day after confirmed transmission to the correct fax number.

20.  Execution in Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

[INVESTMENT ADVISER]

By:

Its:

Northern Trust Investments, Inc.

By:

Its:

SCHEDULE A

FEES

	Investment Type	Fee Tier Structure by Assets under Management	Applicable Fee
1.	S&P 500	On the first $2 billion	1.5 bps
		On the next $2 billion	1 bps
		Over $4 billion	0.5 bps
2.	US Bond	On the first $100 million	4 bps
		On the next $400 million	2 bps
		Over $500 million	1 bps
3.	EAFE	On the first $100 million	9 bps
		On the next $400 million	6.75 bps
		Over $500 million	3 bps
4.	Small Cap	On the first $100 million	8 bps
		On the next $400 million	4 bps
		Over $500 million	2 bps
5.	Enhanced Domestic Equity	On the first $100 million On the next $400 million Over $500 million	20 bps 15 bps 12 bps

EXHIBIT G

INVESTMENT COMPANIES ADVISED OR SUBADVISED BY DeAM, INC.

Funds With Similar Investment Objectives	Total Assets as of September 30, 2002	Contractual Advisory Fees

Equity 500 Index Portfolio		0.05%	(1)
Equity 500 Index Investment	$351,927,083.91	—	(1)
Equity 500 Index Premier	$1,143,291,263.70	—	(1)
Federated Large Cap Index Fund	$1,798,210.37	—	(1)
Homestead Stock Index Fund	$18,292,504.96	—	(1)
Scudder S&P 500 Index Fund Class AARP	$298,309,980.71	—	(1)
Scudder S&P 500 Index Fund Class S	$365,202,418.82	—	(1)

Scudder S&P 500 Stock Fund	$64,597,543.57	0.33%	(2)

Scudder Select 500	$44,948,385.30	0.50%	(3)

DeAM VIT Equity 500 Index	$554,196,491.56	0.20%

EAFE Equity Index Portfolio		0.25%	(4)
EAFE Equity Index Premier	$124,935,855.01	—	(4)

DeAM VIT EAFE Equity Index	$71,523,796.45	0.45%

Small Cap Index Fund	$132,804,793.26	0.65%

The Small Cap Fund, Inc.	$89,760,492.94	1.00%

DeAM VIT Small Cap Index Fund	$554,196,491.56	0.35%

(1)	The Equity 500 Index Portfolio is the master portfolio. Equity 500 Index Investment, Equity 500 Index Premier, Federated Large Cap Index Fund, Homestead Stock Index Fund, and Scudder S&P 500 Index Fund (Class AARP and Class S) are the feeder funds to the Equity 500 Index Portfolio. The advisory fee is paid by the master portfolio under the investment advisory agreement and allocated to the feeder funds proportionately based upon the feeder fund's interest in the master portfolio.

(2)	Advisory fees are subject to the following breakpoints: 0.33% on the first $100,000,000 in assets, 0.29% on the next $100,000,000 in assets and 0.27% on assets in excess of $200,000,000.

(3)	Advisory fees are subject to the following breakpoints: 0.50% on the first $500,000,000 in assets, 0.475% on the next $500,000,000 in assets and 0.45% on assets in excess of $1,000,000,000.

(4)	The EAFE Equity Index Portfolio is the master portfolio. EAFE Equity Index Premier is the only feeder fund to the EAFE Equity Index Portfolio. The advisory fee is paid by the master portfolio under the investment advisory agreement and allocated to the feeder fund.

G-1

Funds with similar investment objectives	Total Assets as of September 30, 2002	Contractual Advisory Fees

EQ Advisors Trust -	$76,612,826.72	0.05%
EQ Small Company Index Portfolio
EQ Advisors Trust -	$66,049,910.30	0.15%
EQ International Equity Index Portfolio
Fidelity Commonwealth Trust -	$6,303,428,060.79	Note A
Spartan 500 Index Fund
Variable Insurance Products Fund II -	$2,346,505,892.74	0.006%
Index 500 Portfolio
Fidelity Concord Street Trust -	$11,840,100,825.80	0.006%
Spartan U.S. Equity Index Fund
Fidelity Concord Street Trust -	$240,231,581.96	Note B
Spartan International Index Fund
MML Equity Index Fund	$274,975,106.73	Note C
MassMutual Indexed Equity Fund	$753,462,488.04	Note D
Scudder Variable Series -	$219,049,400.50	Note E
SVS Index 500 Portfolio
Scudder Investors Trust -	$64,597,543.57	Note F
Scudder S&P 500 Stock Index Fund
USAA S&P Index Fund	$1,537,638,384.42	Note G

Note A)

DeAM, Inc. is paid a monthly fee computed at an annual rate of 0.006% (0.6 basis points) of the average daily net assets of the fund (computed in the manner set forth in the Trust's Declaration of Trust) throughout the month.

Note B)

DeAM, Inc. is paid a monthly fee computed at an annual rate of 0.065% (6.5 basis points). In addition, there is a monthly fee equal to $35 for each securities transaction executed on behalf of the fund during such month, provided that such transaction fee shall not exceed in the aggregate $200,000 per year.

Note C)	An annual rate of 0.01% on the first $1 billion of Aggregate Assets (as defined in the advisory agreement); and 0.0075% on Aggregate Assets in excess of $1 billion.

Note D)	An annual rate of 0.01% on the first $1 billion of Aggregate Assets (as defined in the advisory agreement); and 0.0075% on Aggregate Assets in excess of $1 billion.

Note E)

A monthly fee based on a percentage of average daily net assets of the series calculated according to the following annualized fee schedule: On the first $200 million of the series net assets, an annualized rate of 0.07 of 1%; then 0.03 of 1% on the next $550 million; then 0.01 of 1% on the balance over $750 million. Minimum annual fee: $100,000. The minimum annual fee is not applicable for the first year of the Sub-Advisory Agreement.

Note F)

A monthly fee based on a percentage of average daily net assets of the Series calculated according to the following annualized fee schedule: On the first $100 million of the series net assets, an annualized rate of 0.07 of 1%; then 0.03 of 1% on the next $100 million; then 0.01 of 1% on the balance over $200 million. Minimum annual fee: $50,000 in the first year; $75,000 in the second year; and $100,000 thereafter.

Note G)

Annual rate of 0.02 of 1% per annum for average net assets up to $2.5 billion; 0.01 of 1% per annum for the next $1.5 billion average net assets; and 0.005 of 1% per annum of the amount by which the average daily net assets of the USAA S&P Index Fund exceed $4 billion.

G-2

EXHIBIT H

PRINCIPAL OCCUPATIONS OF EACH DIRECTOR AND  PRINCIPAL EXECUTIVE OFFICER OF DeAM, INC.

The names and principal occupations of the current directors and executive officers of DeAM, Inc. are set forth below. The business address of each person is 280 Park Avenue, New York, NY 10017, except for William Butterly and John Kim whose business address is 345 Park Avenue, New York, NY 10154.

Name	Principal Occupation
Stephen R. Burke	Director
Lori Callahan	Director and President
Deborah Flickinger	Director
William N. Shiebler	Director
Gwyn Thomas	Director and Treasurer
David Baldt	Executive Vice President
Gary Bartlett	Executive Vice President
William G. Butterly, III	Executive Vice President, Secretary, General Counsel, and Chief Legal Officer
Richard Hale	Vice President
Daniel O. Hirsch	Vice President
Amy Olmert	Chief Compliance Officer
Joseph Rice	Assistant Treasurer
John Kim	Assistant Secretary

H-1

EXHIBIT I

INVESTMENT COMPANIES ADVISED OR SUBADVISED BY NTI

Funds With Similar Investment Objectives	Total Assets as of September 30, 2002	Contractual Advisory Fees
Northern Stock Index Fund	$329,356,336.55	0.50	%(1)
Northern Institutional Equity Index	$576,714,451.44	0.20	%(2)
Portfolio
UMB Scout Equity Index Fund	$36,857,938.00	0.08	%(3)
AB Funds Trust Equity Index Fund	$280,042,327.00	0.04	%(4)

(1)	0.40% after fee waivers.
(2)	0.10% after fee waivers.
(3)	$40,000 annual minimum subadvisory fee.
(4)	Subadvisory fees are subject to the following breakpoints: 0.04% on the first $100 million of assets, 0.02% on the next $250 million of assets, 0.01% on the next $400 million of assets and 0.005% on assets in excess of $750 million. NTI also receives a separate fee from the fund for monitoring and equitizing cash balances at the rate of 0.12% on the first $50 million, 0.06% on the next $250 million and 0.02% on the aggregated daily notional value of future contracts with the fund.

I-1

EXHIBIT J

PRINCIPAL OCCUPATIONS OF EACH DIRECTOR AND

PRINCIPAL EXECUTIVE OFFICER OF NTI

Set forth below is information concerning the principal executive officer and each director of Northern Trust Investments, Inc. The business address of each such person is 50 South LaSalle Street, Chicago, IL 60675.

Name and Position with Northern Trust Investments, Inc.	Principal Occupation
Stephen B. Timbers Chairman, President and Chief Executive Officer	President, Northern Trust Global Investments, and Executive Vice President, Northern Trust Corporation and The Northern Trust Company

Judy M. Bednar Director and Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

Carl J. Domino Director and Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

Orie Leslie Dudley, Jr. Director and Executive Vice President	Executive Vice President and Chief Investment Officer, Northern Trust Corporation and The Northern Trust Company

Perry R. Pero Director	Vice Chairman and Chief Financial Officer, Northern Trust Corporation and The Northern Trust Company

Stephen N. Potter Director and Senior Vice President	Senior Vice President The Northern Trust Company

Alan W. Robertson Director and Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

Kevin J. Rochford Director and Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

Peter L. Rossiter Director	President—Corporate and Institutional Services Northern Trust Corporation and The Northern Trust Company

Terence J. Toth Director and Executive Vice President	Executive Vice President The Northern Trust Company

Frederick H. Waddell Director	Executive Vice President The Northern Trust Company

Lloyd A. Wennlund Director and Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

J-1

For more information please call your Fund’s information agent, Georgeson

Shareholder Communications, Inc. at 1-866-767-2075.

Investment

FORM OF PROXY CARD

MUTUAL FUND SERVICES—LEGAL DEPARTMENT

[Code]

One South Street

Baltimore, Maryland 21202-3220

To vote by Telephone

1)	Read the Proxy Statement and have the Proxy card below at hand.
2)	Call .
3)	Enter the -digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)	Read the Proxy Statement and have the Proxy card below at hand.
2)	Go to Website www. .com.
3)	Enter the -digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:

Investment Trust

Scudder S&P 500 Index Fund

Two International Place

Boston, Massachusetts 02110-4103

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

4:00 p.m., Eastern time,

on March 31, 2003

The undersigned hereby appoints Daniel O. Hirsch, Phillip J. Collora, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposal I and Proposal II. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS I AND II.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

KEEP THIS PORTION FOR YOUR RECORDS.

TO VOTE BY MAIL,

DETACH AND RETURN  THIS PORTION ONLY.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[NAME OF FUND]

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Proposals I. Approval of a New Advisory Agreement with Deutsche Asset Management, Inc. FOR ☐ AGAINST ☐ ABSTAIN ☐	The appointed proxies will vote on any other business as may properly come before the Special Meeting

II. Approval of a New Sub-Advisory Agreement between Deutsche Asset Management, Inc. and Northern Trust Investments, Inc. FOR ☐ AGAINST ☐ ABSTAIN ☐	Receipt of the Notice and the Proxy Statement is hereby acknowledged.

Signature (Please sign within box)	Date	Signature (Joint Owners)	Date